SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934, as amended


               Date of Earliest Event Reported: December 16, 2002
                        (date of earliest event reported)



                    RESIDENTIAL ASSET SECURITIES CORPORATION
               (Exact name of Registrant as Specified in Charter)

            Delaware                  333-76376
            51-0362653
        (State or Other              (Commission          (I.R.S. Employer
 Jurisdiction of Incorporation)      File Number)      Identification Number)


                         8400 Normandale Lake Boulevard
                                    Suite 250
                             Minneapolis, Minnesota
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (952) 857-7000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Items 1 through 4, Item 6, Item 8 and Item 9 are not  included  because they are not applicable.

Item 5. Other Events.

On November 26, 2002, Residential Asset Securities Corporation caused the issuance and sale of the Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2002-KS7, pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2002, among Residential Asset Securities Corporation, as depositor, Residential Funding Corporation, as master servicer and the JPMorgan Chase Bank, as trustee.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)    Not applicable

        (b)    Not applicable

        (c) Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

        10.1 Pooling and Servicing Agreement, dated as of November 1, 2002, among Residential Asset Securities Corporation, as depositor, Residential Funding Corporation, as master servicer and the JPMorgan Chase Bank, as trustee.

        10.2 Certificate Guaranty Insurance Policy and Endorsement thereto issued by Ambac Assurance Corporation, relating to the
               Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2002-KS7.




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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     RESIDENTIAL ASSET SECURITIES CORPORATION


                                        By:     /s/Benita Bjorgo
                                        Name:   Benita Bjorgo
                                        Title:  Vice President




Date:   December 16, 2002


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                                 EXHIBIT INDEX

Exhibit No.    Description of Exhibit

10.1 Pooling and Servicing Agreement, dated as of November 1, 2002, among Residential Asset Securities Corporation, as depositor, Residential Funding Corporation, as master servicer and the JPMorgan Chase Bank, as trustee.

10.2 Certificate Guaranty Insurance Policy and Endorsement thereto issued by Ambac Assurance Corporation, relating to the Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2002-KS7.

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